                         STOCK APPRECIATION RIGHTS AGREEMENT

          THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Jacques Sardas, 6031 Orchid Lane, Dallas, Texas 75230 (the "Grantee").

          The parties hereto agree as follows:

          1.   GRANT OF STOCK APPRECIATION RIGHT.

               Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 2,000,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01, as adjusted pursuant to this Agreement (the "Base Price").

          2.   AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

               2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise over the Base Price; by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a Loan in the event the Grantee's employment by Dal-Tile has been terminated by Dal-Tile with Cause (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement).

          2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on June 13, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event the Grantee's employment by Dal-Tile is terminated by Dal-Tile with "Cause" (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement). Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by such number of shares of Common Stock issued pursuant to the Right that from time to time have a Fair Market Value equal to the outstanding principal amount and accrued interest of all of the Loans.

     3.   VESTING; EXERCISABILITY; DURATION.

          3.1  VESTING.

               (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative number of Shares under the Right, at the times provided in the following schedule:

     APPLICABLE DATE          CUMULATIVE NUMBER OF SHARES
     ---------------          ---------------------------
     On the Grant Date                500,000
     On June 13, 1998               1,000,000
     On June 13, 1999               1,500,000
     On December 31, 1999           2,000,000

               (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason, subject to Section 6.3 hereof.

          3.2  EXERCISABILITY.

               Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative number of Shares in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

          3.3  DURATION.

               Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on June 13, 2007.

     4.   MANNER OF EXERCISE OF RIGHT.

          Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right.
 The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

     5.   NONASSIGNABILITY.

          Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

     6.   ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

          6.1 ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

          The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

          6.2  CHANGE OF CONTROL.

               Notwithstanding anything contained in this Agreement to the contrary:

               (a) the Grantee shall be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Shares subject to the Right upon the occurrence of any transaction or series of related transactions as a result of which any person or "group" of persons (as such expression is used under the 1934 Act, and the rules thereunder) other than DTI Investors LLC or its members or any of their affiliates or successors (collectively, an "Acquiring Person"):
(i) becomes the owner of a greater number of Shares than are then owned by DTI Investors LLC or its members or former members (taken as a group), provided that the Acquiring Person owns at least 40% of the issued and outstanding Shares; or
(ii) has the power to elect a majority of the Board; and

               (b) in the event of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Non-Qualified Stock Option Agreement, dated as of February 20, 1998, between the Grantee and Dal-Tile), the Right shall, unless the Grantee and Dal-Tile shall otherwise agree, automatically be converted into the right to receive, with respect to each Share subject to the Right, at the consummation of such Transaction, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

               (c) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any change in the Shares resulting from a merger involving the Company. Adjustments under this Section 6.2(c) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

          6.3  TERMINATION OF EMPLOYMENT.

               The Right (whether vested or unvested) shall terminate and expire on the effective date of the termination of the Grantee's employment by Dal-Tile with "Cause." In the event of the termination of the Grantee's employment by Dal-Tile without Cause or by the Grantee with "Good Reason":
(i) on or prior to June 30, 1998, the Grantee shall be vested in 50% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof; and (ii) after June 30 , 1998, the Grantee shall be vested in 100% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof. In the event of the termination of the Grantee's employment by the Grantee without Good Reason, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) the tenth anniversary of the Grant Date; and (ii) the date which is ten (10) days after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the Right shall be forfeited. In the event of the termination of the Grantee's employment by reason of the Grantee's death or "disability" (as such term is used under the Employment Agreement), the Right, to the extent then vested, shall be exercisable until the tenth anniversary of the Grant Date, and the unvested portion of the Right shall be forfeited on the effective date of such termination.

     7.   MISCELLANEOUS.

          7.1  RULES OF CONSTRUCTION.

               (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

               (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

               (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

               (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

               (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

               (g) The term "Employment Agreement" shall mean the Employment Agreement, dated as of June 13, 1997, and as amended from time to time, by and between Dal-Tile and the Grantee.

               (h) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

               (i) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               (j) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

               (k) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (l) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

               (m) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

          7.2  FURTHER ASSURANCES.

               Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

          7.3  GOVERNING LAW.

               This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          7.4  INVALIDITY OF PROVISION.

               The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

          7.4  NOTICE.

               Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

                    (i)  if to Dal-Tile, to:

                         Dal-Tile International Inc.
                         C.F. Hawn Freeway
                         Dallas, Texas  75217
                         Attention: Mark A. Solls

                         with a copy to:

                         Fried, Frank, Harris, Shriver & Jacobson
                         One New York Plaza
                         New York, New York  10004
                         Attention:  Frederick H. Fogel, Esq.

                   (ii)  if to the Grantee, to:

                         Jacques Sardas
                         6031 Orchid Lane
                         Dallas, Texas  75230

                         with a copy to:

                         Ira C. Kaplan, Esq.
                         Benesch, Friedlander, Coplan & Aronoff, LLP
                         2300 BP America Building
                         200 Public Square
                         Cleveland, Ohio  44114

               Any party may change its address for notice hereunder by notice to the other parties hereto.

          7.6  BINDING EFFECT.

               This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

          7.7  AMENDMENT AND MODIFICATION.

               This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

          7.8  HEADING; EXECUTION IN COUNTERPARTS.

               The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

          7.9  ENTIRE AGREEMENT.

               This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          7.10 RIGHT OF DISCHARGE RESERVED.

               Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

          7.11 WITHHOLDING.

               The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

          7.12 INTERPRETATION AND STOCKHOLDER APPROVAL.

               (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

               (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

          7.13 NO RIGHTS AS A STOCKHOLDER.

               Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          7.14 GRANTEE'S ACKNOWLEDGMENTS.

               The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

          7.15 RESTRICTIONS.

               (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three months of exercise of the Right, payment of the amount determined under Section 2 hereof will be made in cash.

               (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                       DAL-TILE INTERNATIONAL INC.


                                       By:
                                       Name:_________________________


                                       Title:________________________

                                       ______________________________
                                       Jacques R. Sardas

                                   EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

          The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1998, with respect to
  Shares, as provided for therein.

          The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

          ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

          SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

          Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:


Name:______________________________________________

Address:___________________________________________

Social Security or Tax I.D. Number:________________
                                    (Please print)

                           Signature______________________________

Dated____________________ , 199____.

                         STOCK APPRECIATION RIGHTS AGREEMENT

          THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Jacques Sardas, 6031 Orchid Lane, Dallas, Texas 75230 (the "Grantee").

          The parties hereto agree as follows:

     1.   GRANT OF STOCK APPRECIATION RIGHT.

          Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 250,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01, as adjusted pursuant to this Agreement (the "Base Price").

     2.   AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

          2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise over the Base Price; by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $13.69 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a Loan in the event the Grantee's employment by Dal-Tile has been terminated by Dal-Tile with Cause (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement).

          2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on June 13, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event the Grantee's employment by Dal-Tile is terminated by Dal-Tile with "Cause" (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement). Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by such number of shares of Common Stock issued pursuant to the Right that from time to time have a Fair Market
Value equal to the outstanding principal amount and accrued interest of all of the Loans.

     3.   VESTING; EXERCISABILITY; DURATION.

          3.1  VESTING.

               (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative number of Shares under the Right, at the times provided in the following schedule:


         APPLICABLE DATE          CUMULATIVE NUMBER OF SHARES
         ---------------          ---------------------------
         On the Grant Date                 62,500
         On June 13, 1998                 125,000
         On June 13, 1999                 187,500
         On December 31, 1999             250,000

               (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason, subject to Section 6.3 hereof.

          3.2  EXERCISABILITY.

               Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative number of Shares in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

          3.3  DURATION.

               Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on June 13, 2007.

     4.   MANNER OF EXERCISE OF RIGHT.

          Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

     5.   NONASSIGNABILITY.

          Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

     6.   ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

          6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

          The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

          6.2  CHANGE OF CONTROL.

               Notwithstanding anything contained in this Agreement to the contrary:

               (a) the Grantee shall be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Shares subject to the Right upon the occurrence of any transaction or series of related transactions as a result of which any person or "group" of persons (as such expression is used under the 1934 Act, and the rules thereunder) other than DTI Investors LLC or its members or any of their affiliates or successors (collectively, an "Acquiring Person"): (i) becomes the owner of a greater number of Shares than are then owned by DTI Investors LLC or its members or former members (taken as a group), provided that the Acquiring Person owns at least 40% of the issued and outstanding Shares; or (ii) has the power to elect a majority of the Board; and

               (b) in the event of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Non-Qualified Stock Option Agreement, dated as of February 20, 1998, between the Grantee and Dal-Tile), the Right shall, unless the Grantee and Dal-Tile shall otherwise agree, automatically be converted into the right to receive, with respect to each Share subject to the Right, at the consummation of such Transaction, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

               (c) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section
3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any change in the Shares resulting from a merger involving the Company. Adjustments under this Section 6.2(c) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

          6.3  TERMINATION OF EMPLOYMENT.

               The Right (whether vested or unvested) shall terminate and expire on the effective date of the termination of the Grantee's employment by Dal-Tile with "Cause." In the event of the termination of the Grantee's employment by Dal-Tile without Cause or by the Grantee with "Good Reason":
(i) on or prior to June 30, 1998, the Grantee shall be vested in 50% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof; and (ii) after June 30 , 1998, the Grantee shall be vested in 100% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof. In the event of the termination of the Grantee's employment by the Grantee without Good Reason, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) the tenth anniversary of the Grant Date; and (ii) the date which is ten (10) days after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the Right shall be forfeited. In the event of the termination of the Grantee's employment by reason of the Grantee's death or "disability" (as such term is used under the Employment Agreement), the Right, to the extent then vested, shall be exercisable until the tenth anniversary of the Grant Date, and the unvested portion of the Right shall be forfeited on the effective date of such termination.

     7.   MISCELLANEOUS.

          7.1  RULES OF CONSTRUCTION.

               (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

               (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

               (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

               (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (e) The term "Committee" shall mean the Committee of the board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

               (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

               (g) The term "Employment Agreement" shall mean the Employment Agreement, dated as of June 13, 1997, and as amended from time to time, by and between Dal-Tile and the Grantee.

               (h) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

               (i) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               (j) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

               (k) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (l) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

               (m) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

          7.2  FURTHER ASSURANCES.

               Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

          7.3  GOVERNING LAW.

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          7.4  INVALIDITY OF PROVISION.

               The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

          7.4  NOTICE.

               Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

                    (i)  if to Dal-Tile, to:

                         Dal-Tile International Inc.
                         C.F. Hawn Freeway
                         Dallas, Texas  75217
                         Attention: Mark A. Solls

                         with a copy to:

                         Fried, Frank, Harris, Shriver & Jacobson
                         One New York Plaza
                         New York, New York  10004
                         Attention:  Frederick H. Fogel, Esq.

                   (ii)  if to the Grantee, to:

                         Jacques Sardas
                         6031 Orchid Lane
                         Dallas, Texas  75230

                         with a copy to:

                         Ira C. Kaplan, Esq.
                         Benesch, Friedlander, Coplan & Aronoff, LLP
                         2300 BP America Building
                         200 Public Square
                         Cleveland, Ohio  44114

                    Any party may change its address for notice hereunder by notice to the other parties hereto.

          7.6  BINDING EFFECT.

               This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

          7.7  AMENDMENT AND MODIFICATION.

               This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

          7.8  HEADING; EXECUTION IN COUNTERPARTS.

               The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

          7.9  ENTIRE AGREEMENT.

               This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          7.10 RIGHT OF DISCHARGE RESERVED.

             Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11   WITHHOLDING.

             The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

          7.12 INTERPRETATION AND STOCKHOLDER APPROVAL.

               (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

               (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

          7.13 NO RIGHTS AS A STOCKHOLDER.

               Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          7.14 GRANTEE'S ACKNOWLEDGMENTS.

               The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

          7.15 RESTRICTIONS.

               (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three months of exercise of the Right, payment of the amount determined under Section 2 hereof will be made in cash.

               (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

   IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                      DAL-TILE INTERNATIONAL INC.


                                      By:____________________________________


                                      Name:__________________________________


                                      Title:_________________________________

                                      _______________________________________
                                      Jacques R. Sardas

                                                                  EXHIBIT A

                                 EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

          The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1998, with respect
to     Shares, as provided for therein.

          The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

          ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

          SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

          Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:


Name:___________________________________________________________

Address:________________________________________________________

Social Security or Tax I.D. Number:_____________________________
                                         (Please print)




                           Signature____________________________


Dated _______________, 199__.

                         STOCK APPRECIATION RIGHTS AGREEMENT

     THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Christopher Wellborn, 908 Suffolk Court, Southlake, Texas 76902 (the "Grantee").

     The parties hereto agree as follows:

     1.   GRANT OF STOCK APPRECIATION RIGHT.

          Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 300,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

     2.   AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

          2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a Loan in the event the Grantee's employment by Dal-Tile has been terminated by Dal-Tile with Cause (as defined in the Employment Agreement) or by the Grantee.

          2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on August 25, 2007; provided, however, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event the Grantee's employment by Dal-Tile is terminated by Dal-Tile with "Cause" (as defined in the Employment Agreement) or by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

     3.   VESTING; EXERCISABILITY; DURATION.

          3.1  VESTING.

               (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:


     APPLICABLE DATE             CUMULATIVE PERCENTAGE OF SHARES
     ---------------             -------------------------------
     On the Grant Date                        25%
     On August 25, 1998                       50%
     On August 25, 1999                       75%
     On August 25, 2000                      100%

               (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason, subject to Section 6.3 hereof.

          3.2  EXERCISABILITY.

               Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative number of Shares in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

          3.3  DURATION.

               Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on August 25, 2007.

     4.   MANNER OF EXERCISE OF  RIGHT.

          Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

     5.   NONASSIGNABILITY.

          Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

     6.   ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

          6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

          The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

          6.2  CHANGE OF CONTROL.

               Notwithstanding anything contained in this Agreement to the contrary:

               (a) in the event of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option
Plan), the Right shall, unless the Grantee and Dal-Tile shall otherwise agree, automatically be converted into the right to receive, with respect to each Share subject to the Right, at the consummation of such Transaction, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

               (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any change in the Shares resulting from a merger involving the Company. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

          6.3  TERMINATION OF EMPLOYMENT.

               The Right (whether vested or unvested) shall terminate and expire on the effective date of the termination of the Grantee's employment by Dal-Tile with "Cause" (as such term is defined in the Employment Agreement). In the event of the termination of the Grantee's employment by Dal-Tile without Cause, the Grantee shall be vested in 100% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof. In the event of the termination of the Grantee's employment by the Grantee, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) the tenth anniversary of the Grant Date; and (ii) the date which is ten (10) days after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the Right shall be forfeited. In the event of the termination of the Grantee's employment by reason of the Grantee's death or "disability" (as such term is used under the Employment Agreement), the Right, to the extent then vested, shall be exercisable until August 25, 2007, and the unvested portion of the Right shall be forfeited on the effective date of such termination.

     7.   MISCELLANEOUS.

          7.1  RULES OF CONSTRUCTION.

               (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

               (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

               (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

               (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

               (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

               (g) The term "Employment Agreement" shall mean the Employment Agreement, dated as of August 25, 1997, and as amended from time to time, by and between Dal-Tile and the Grantee.

               (h) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

               (i) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               (j) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

               (k) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (l) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

               (m) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

          7.2  FURTHER ASSURANCES.

               Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

          7.3  GOVERNING LAW.

               This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          7.4  INVALIDITY OF PROVISION.

               The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

          7.5  NOTICE.

               Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

               (i)  if to Dal-Tile, to:

                    Dal-Tile International Inc.
                    7834 C.F. Hawn Freeway
                    Dallas, Texas  75217
                    Attention: Mark A. Solls

                    with a copy to:

                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York  10004
                    Attention:  Frederick H. Fogel, Esq.

               (ii) if to the Grantee, to:

                    Christopher Wellborn
                    908 Suffolk Court
                    Southlake, Texas  76902


               Any party may change its address for notice hereunder by notice to the other parties hereto.

          7.6  BINDING EFFECT.

               This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

          7.7  AMENDMENT AND MODIFICATION.

               This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

          7.8  HEADING; EXECUTION IN COUNTERPARTS.

               The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

          7.9  ENTIRE AGREEMENT.

               This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          7.10 RIGHT OF DISCHARGE RESERVED.

               Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

          7.11 WITHHOLDING.

               The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

          7.12 INTERPRETATION AND STOCKHOLDER APPROVAL.

               (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

               (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

          7.13 NO RIGHTS AS A STOCKHOLDER.

               Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          7.14 GRANTEE'S ACKNOWLEDGMENTS.

               The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

          7.15 RESTRICTIONS.

               (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three months of exercise of the Right, payment of the amount determined under Section 2 hereof will be made in cash.

               (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.


                                          By: ________________________________



                                          ____________________________________
                                          Christopher Wellborn

                                                                      EXHIBIT A

                                  EXERCISE NOTICE

             [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

        The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1997, with respect to _____ Shares, as provided for therein.

        The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

        ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

        SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

        Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: __________________________________________________________


Address: _______________________________________________________


Social Security or Tax I.D. Number: ____________________________
                                           (Please print)



                                            Signature ________________________


Dated _____________________, 199__.

                         STOCK APPRECIATION RIGHTS AGREEMENT

       THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Dan L. Cooke, 5501 Windmier Circle, Dallas, TX 75275 (the "Grantee").

       The parties hereto agree as follows:

       1.    GRANT OF STOCK APPRECIATION RIGHT.

             Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 50,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

       2.    AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

             2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2.1 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as:
(x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by the Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; provided, however, that Dal-Tile shall have no obligation to make a loan in the event of the "Termination With Cause" (as defined in the Stock Option Plan) of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee.

             2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on April 18, 2007; provided, however, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event of the Termination With Cause of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

       3.    VESTING; EXERCISABILITY; DURATION.

             3.1  VESTING.

                  (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:


             APPLICABLE DATE                  CUMULATIVE PERCENTAGE OF SHARES
             ---------------                  -------------------------------
             On the Grant Date                            25%
             April 18, 1998                               50%
             April 18, 1999                               75%
             April 18, 2000                               100%

                  (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason.
             3.2   EXERCISABILITY.

                   Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative percentage of Shares subject to the Right in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

             3.3   DURATION.

                   Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on April 18, 2007.

       4.    MANNER OF EXERCISE OF RIGHT.

             Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

       5.    NONASSIGNABILITY.

             Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

       6.    ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

             6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

                  The number of Shares subject to this Right, the Ceiling
Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this
Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

             6.2  CHANGE OF CONTROL.

                  Notwithstanding anything contained in this Agreement to the contrary:

                  (a) upon the consummation of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option Plan), the Grantee shall, unless the Grantee and Dal-Tile shall otherwise agree, be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Right, and the Grantee shall be entitled to receive, with respect to each Share subject to the Right, upon exercise of all or any portion of the Right, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

                  (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any changes in the Shares resulting from a merger involving Dal-Tile. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

             6.3  TERMINATION OF EMPLOYMENT.

                  The Right (whether vested or unvested) shall terminate and expire on the effective date of the Termination With Cause of the Grantee's employment by Dal-Tile. Unless the Committee determines otherwise, in the event of the termination of the Grantee's employment for any reason other than a Termination With Cause by Dal-Tile, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) April 18, 2007; and (ii) the date which is ten (10) days (one (1) year in the case of a termination by reason of death, disability or retirement on or after the Grantee's sixty-fifth birthday or such earlier retirement age as may be approved by the Committee) after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the right shall be forfeited

       7.    MISCELLANEOUS.

             7.1  RULES OF CONSTRUCTION.

                  (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

                  (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

                  (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

                  (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

                  (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

                  (g) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                  (h) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  (i) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

                  (j) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                  (l) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

             7.2  FURTHER ASSURANCES.

                  Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

             7.3  GOVERNING LAW.

                  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

             7.4  INVALIDITY OF PROVISION.

                  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

             7.5  NOTICE.

                  Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

                  (i)  if to Dal-Tile, to:

                        Dal-Tile International Inc.
                        7834 C.F. Hawn Freeway
                        Dallas, Texas  75217
                        Attention: Mark A. Solls

                        with a copy to:

                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York  10004
                        Attention:  Frederick H. Fogel, Esq.

                  (ii)  if to the Grantee, to:

                        Dan L. Cooke
                        5501 Windmier Circle
                        Dallas, TX  75275

                  Any party may change its address for notice hereunder by notice to the other parties hereto.

             7.6  BINDING EFFECT.

                  This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

             7.7  AMENDMENT AND MODIFICATION.

                  This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

             7.8  HEADING; EXECUTION IN COUNTERPARTS.

                  The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

             7.9  ENTIRE AGREEMENT.

                  This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

             7.10 RIGHT OF DISCHARGE RESERVED.

                  Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

             7.11 WITHHOLDING.

                  The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

             7.12 INTERPRETATION AND STOCKHOLDER APPROVAL.

                  (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

                  (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

             7.13 NO RIGHTS AS A STOCKHOLDER.

                  Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

             7.14 GRANTEE'S ACKNOWLEDGMENTS.

                  The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

             7.15 RESTRICTIONS.

                  (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three (3) months of exercise of the Right, payment of the amount determined under Section 2.1 hereof will be made in cash.

                  (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and
(iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

       IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                  DAL-TILE INTERNATIONAL INC.

                                  By: ________________________________

                                  Name: ______________________________

                                  Title: _____________________________


                                  ____________________________________
                                  Dan L. Cooke

                                                                  EXHIBIT A

                                  EXERCISE NOTICE

             [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

       The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1997, with respect to
______   Shares, as provided for therein.

       The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

       ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

       SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

       Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: ______________________________________________________________


Address: ___________________________________________________________


Social Security or Tax I.D. Number: ________________________________
                                             (Please print)


                              Signature ______________________________________


Dated ______________________, 199____.

                         STOCK APPRECIATION RIGHTS AGREEMENT

       THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Marc Powell, 205 White Chapel Court, Southlake, Texas 76092 (the "Grantee").

       The parties hereto agree as follows:

       1.   GRANT OF STOCK APPRECIATION RIGHT.

            Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 50,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

       2.   AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

            2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2.1 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as:
(x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by the Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; provided, however, that Dal-Tile shall have no obligation to make a loan in the event of the "Termination With Cause" (as defined in the Stock Option Plan) of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee.

            2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on April 18, 2007; provided, however, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event of the Termination With Cause of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

       3.   VESTING; EXERCISABILITY; DURATION.

            3.1  VESTING.

                              (a)  Subject to Sections 6.2 and 6.3 hereof,
the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:

               Applicable Date     Cumulative Percentage of Shares
               ---------------     -------------------------------
               On the Grant Date                  25%
               April 18, 1998                     50%
               April 18, 1999                     75%
               April 18, 2000                    100%

                              (b)  The unvested portion of the Right shall be
forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason.

                         3.2  EXERCISABILITY.

                              Subject to Sections 6.2 and 6.3 hereof, the
Grantee shall be entitled to exercise the Right, with respect to the cumulative percentage of Shares subject to the Right in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

                         3.3  DURATION.

                              Unless earlier terminated in accordance with
the terms of this Agreement, the Right shall terminate on April 18, 2007.

       4.   MANNER OF EXERCISE OF RIGHT.

            Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

               5.   NONASSIGNABILITY.

                    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

               6.   ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

                    6.1 ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

                         The number of Shares subject to this Right, the
Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

                    6.2  CHANGE OF CONTROL.

                          Notwithstanding anything contained in this
Agreement to the contrary:

                          (a)  upon the consummation of a "Transaction"
that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option Plan), the Grantee shall, unless the Grantee and Dal-Tile shall otherwise agree, be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Right, and the Grantee shall be entitled to receive, with respect to each Share subject to the Right, upon exercise of all or any portion of the Right, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

                          (b)  in the event of a Non-Control Transaction,
the Grantee shall continue to vest in the Right only in accordance with
Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any changes in the Shares resulting from a merger involving Dal-Tile. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

                         6.3  TERMINATION OF EMPLOYMENT.

                              The Right (whether vested or unvested) shall
terminate and expire on the effective date of the Termination With Cause of the Grantee's employment by Dal-Tile. Unless the Committee determines otherwise, in the event of the termination of the Grantee's employment for any reason other than a Termination With Cause by Dal-Tile, the Right, to the extent then vested, shall become exercisable only in accordance with Section
3.2 hereof and shall terminate on the earliest to occur of: (i) April 18, 2007; and (ii) the date which is ten (10) days (one (1) year in the case of a termination by reason of death, disability or retirement on or after the Grantee's sixty-fifth birthday or such earlier retirement age as may be approved by the Committee) after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the right shall be forfeited

               7.   MISCELLANEOUS.

                    7.1  RULES OF CONSTRUCTION.

                         (a)  In this Agreement, unless the context otherwise
requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

                         (b)  The term "affiliate" shall mean any person
directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

                         (c)  The term "Board" shall mean the Board of
Directors of Dal-Tile.

                         (d)  The term "Code" shall mean the Internal Revenue
Code of 1986, as amended.

                         (e)  The term "Committee" shall mean the Committee
of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

                         (f)  The term "control" shall mean with respect to
any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

                         (g)  The term "Fair Market Value" per Share as of a
particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                              (h)  The term "person" shall mean an
individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                              (i)  The Term "Stock Option Plan" shall mean
the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

                              (j)  The term "1934 Act" shall mean the
Securities Exchange Act of 1934, as amended.

                              (k)  There shall be included within the term
"Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                              (l)  There shall be included within the term
"Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

                         7.2  FURTHER ASSURANCES.

                              Each party hereto shall do and perform or cause
to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

                         7.3  GOVERNING LAW.

                              This Agreement and the rights and obligations
of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                         7.4  INVALIDITY OF PROVISION.

                              The invalidity or unenforceability of any
provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

                         7.5  NOTICE.

                              Any notice or other communication required or
permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

                              (i)  if to Dal-Tile, to:

                                   Dal-Tile International Inc.
                                   7834 C.F. Hawn Freeway
                                   Dallas, Texas  75217
                                   Attention: Mark A. Solls

                                   with a copy to:

                                   Fried, Frank, Harris, Shriver & Jacobson
                                   One New York Plaza
                                   New York, New York  10004
                                   Attention:  Frederick H. Fogel, Esq.

                              (ii) if to the Grantee, to:

                                   Marc Powell
                                   205 White Chapel Court
                                   Southlake, Texas  76902

                              Any party may change its address for notice
hereunder by notice to the other parties hereto.

                         7.6  BINDING EFFECT.

                              This Agreement shall inure to the benefit of
and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

                         7.7  AMENDMENT AND MODIFICATION.

                              This Agreement may be amended, modified or
supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

                         7.8  HEADING; EXECUTION IN COUNTERPARTS.

                              The headings and captions contained herein are
for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

                         7.9  ENTIRE AGREEMENT.

                              This Agreement constitutes the entire
agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                         7.10 RIGHT OF DISCHARGE RESERVED.

                              Nothing contained in this Agreement shall
confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

                         7.11 WITHHOLDING.

                              The Company shall be entitled to withhold from
any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

                         7.12 INTERPRETATION AND STOCKHOLDER APPROVAL.

                              (a)  The Right granted under this Agreement is
intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

                              (b)  This Agreement and the grant of the Right
hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

                         7.13 NO RIGHTS AS A STOCKHOLDER.

                              Neither the Grantee nor any person succeeding
to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

                         7.14 GRANTEE'S ACKNOWLEDGMENTS.

                              The Grantee agrees and acknowledges that no
member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

                         7.15 RESTRICTIONS.

                              (a)  If the Committee shall at any time
determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three (3) months of exercise of the Right, payment of the amount determined under Section 2.1 hereof will be made in cash.

                              (b)  The term "Consent" as used herein with
respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

                    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                              DAL-TILE INTERNATIONAL INC.

                              By: _____________________________

                              Name: ___________________________

                              Title: __________________________


                              _________________________________
                              Marc Powell

                                                                      EXHIBIT A




                               EXERCISE NOTICE

          [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

                    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1997, with respect
to        Shares, as provided for therein.

                    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

                    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

                    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

                    Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________________


Address: __________________________________________________


Social Security or Tax I.D. Number:________________________
                                        (Please print)


                     Signature_____________________________


Dated __________, 199__.

                         STOCK APPRECIATION RIGHTS AGREEMENT

       THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), David F. Finnigan, 5744 Meadow Haven Drive, Plano, TX 75093 (the "Grantee").

       The parties hereto agree as follows:

       1.   GRANT OF STOCK APPRECIATION RIGHT.

            Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 60,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

       2.   AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

            2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2.1 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by the Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; provided, however, that Dal-Tile shall have no obligation to make a loan in the event of the "Termination With Cause" (as defined in the Stock Option Plan) of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee.

            2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on September 1, 2007; provided, however, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event of the Termination With Cause of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

       3.   VESTING; EXERCISABILITY; DURATION.

            3.1  VESTING.

                 (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:

               APPLICABLE DATE     CUMULATIVE PERCENTAGE OF SHARES
               ---------------     -------------------------------
               On the Grant Date                  25%
               September 1, 1998                  50%
               September 1, 1999                  75%
               September 1, 2000                 100%

                 (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason.

            3.2  EXERCISABILITY.

                 Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative percentage of Shares subject to the Right in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

            3.3  DURATION.

                 Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on September 1, 2007.

       4.   MANNER OF EXERCISE OF RIGHT.

            Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

       5.   NONASSIGNABILITY.

            Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

       6.   ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

            6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

                 The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

            6.2  CHANGE OF CONTROL.

                 Notwithstanding anything contained in this Agreement to the contrary:

                 (a) upon the consummation of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option Plan), the Grantee shall, unless the Grantee and Dal-Tile shall otherwise agree, be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Right, and the Grantee shall be entitled to receive, with respect to each Share subject to the Right, upon exercise of all or any portion of the Right, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

                 (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section
3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any changes in the Shares resulting from a merger involving Dal-Tile.
Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

            6.3  TERMINATION OF EMPLOYMENT.

                 The Right (whether vested or unvested) shall terminate and expire on the effective date of the Termination With Cause of the Grantee's employment by Dal-Tile. Unless the Committee determines otherwise, in the event of the termination of the Grantee's employment for any reason other than a Termination With Cause by Dal-Tile, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) September 1, 2007; and
(ii) the date which is ten (10) days (one (1) year in the case of a termination by reason of death, disability or retirement on or after the Grantee's sixty-fifth birthday or such earlier retirement age as may be approved by the Committee) after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the right shall be forfeited

       7.   MISCELLANEOUS.

            7.1  RULES OF CONSTRUCTION.

                 (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

                 (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

                 (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

                 (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

                 (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

                 (g) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                 (h) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 (i) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

                 (j) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (k) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                 (l) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

            7.2  FURTHER ASSURANCES.

                 Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

            7.3  GOVERNING LAW.

                 This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

            7.4  INVALIDITY OF PROVISION.

                 The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

            7.5  NOTICE.

                 Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

                              (i)  if to Dal-Tile, to:

                                   Dal-Tile International Inc.

                                   7834 C.F. Hawn Freeway
                                   Dallas, Texas  75217
                                   Attention: Mark A. Solls

                                   with a copy to:

                                   Fried, Frank, Harris, Shriver & Jacobson
                                   One New York Plaza
                                   New York, New York  10004
                                   Attention:  Frederick H. Fogel, Esq.

                              (ii) if to the Grantee, to:

                                   David F. Finnigan
                                   5744 Meadow Haven Drive
                                   Plano, TX  75093

                 Any party may change its address for notice hereunder by notice to the other parties hereto.

            7.6  BINDING EFFECT.

                 This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

            7.7  AMENDMENT AND MODIFICATION.

                 This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

            7.8  HEADING; EXECUTION IN COUNTERPARTS.

                 The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

            7.9  ENTIRE AGREEMENT.

                 This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

            7.10 RIGHT OF DISCHARGE RESERVED.

                 Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

            7.11 WITHHOLDING.

                 The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

            7.12 INTERPRETATION AND STOCKHOLDER APPROVAL.

                 (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

                 (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

            7.13 NO RIGHTS AS A STOCKHOLDER.

                 Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

            7.14 GRANTEE'S ACKNOWLEDGMENTS.

                 The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

            7.15 RESTRICTIONS.

                 (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three (3) months of exercise of the Right, payment of the amount determined under Section 2.1 hereof will be made in cash.

                 (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

             IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                       DAL-TILE INTERNATIONAL INC.

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       ________________________________________
                                       David F. Finnigan

                                                                      EXHIBIT A

                                    EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

            The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1997, with respect to ______ Shares, as provided for therein.

            The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

            ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

            SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

          Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name:_____________________________________

Address:__________________________________

Social Security or Tax I.D. Number:__________________
                                     (Please print)

                                       Signature_______________________________

Dated ___________________, 199____.